                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     August 3, 2006
                                                -----------------------------

                    Morgan Stanley Capital I Trust 2006-TOP23
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                         (Exact name of issuing entity)

                          Morgan Stanley Capital I Inc.
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            (Exact name of the depositor as specified in its charter)

                     Bear Stearns Commercial Mortgage, Inc.,
                      Principal Commercial Funding II, LLC,
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                      Wells Fargo Bank, National Association
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                    and Morgan Stanley Mortgage Capital Inc.
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             (Exact name of sponsors as specified in their charters)

                                                                  54-2169477
                                                                  54-2169478
                                                                  54-2169479
                                                                  54-2169480
        Delaware                   333-130684                     54-6658774
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(State or other jurisdiction      (Commission File Number    (IRS Employer
of incorporation of depositor)    of issuing entity)         Identification
                                                            No. of depositor)

    1585 Broadway, 2nd Floor        New York, New York                  10036
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(Address of principal executive offices of depositor) (Zip Code of depositor)

Depositor's telephone number, including area code      (212) 761 - 4000
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                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
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      On August 3, 2006, Morgan Stanley Capital I Inc. (the "Depositor") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of August
1, 2006 (the "Pooling and Servicing Agreement"), among the Depositor, Wells
Fargo Bank, National Association, as master servicer, ARCap Servicing, Inc., as special servicer, LaSalle Bank National Association, as trustee and custodian and Wells Fargo Bank, National Association, as paying agent, certificate registrar and authenticating agent of Morgan Stanley Capital I Trust 2006-TOP23,
Commercial Mortgage Pass-Through Certificates, Series 2006-TOP23 (the
"Certificates"). The Class A-1, Class A-2, Class A-3, Class A-AB, Class A-4,
Class A-M and Class A-J Certificates, having an aggregate initial principal amount of $1,452,456,000, were sold to Morgan Stanley & Co. Incorporated and
Bear, Stearns & Co. Inc. (collectively, the "Underwriters"), pursuant to an
Underwriting Agreement, dated as of July 19, 2006, by and among the Company and the Underwriters.

      On August 3, 2006, the Class B, Class C, Class D, Class E, Class F, Class
G, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class P and
Class X Certificates (collectively, the "Privately Purchased Certificates") were sold to Morgan Stanley & Co. Incorporated and Bear, Stearns & Co. Inc.
(collectively, the "Initial Purchasers"), pursuant to a Certificate Purchase
Agreement, dated as of July 19, 2006, by and between the Depositor and the
Initial Purchasers. On August 3, 2006, the Class R-I, Class R-II and Class R-III
(collectively, the "Privately Placed Certificates" and together with the
Purchased Certificates, the "Private Certificates") were sold to Bear Stearns
Securities Corp. The Private Certificates were sold or privately placed, as applicable, in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Act. The net proceeds of the sale and placement, as applicable, of the Private Certificates were applied to the purchase of the mortgage loans by the Depositor from Bear Stearns
Commercial Mortgage, Inc., Principal Commercial Funding II, LLC, Wells Fargo
Bank, National Association and Morgan Stanley Mortgage Capital Inc.

      In connection with the issuance and sale to the Underwriters of the
Certificates, a legal opinion was rendered related to the validity of the
Certificates, and a separate legal opinion was rendered related to certain federal income tax considerations relating to the Certificates, which legal opinions are attached as exhibits to this report.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)   Exhibits

Exhibit     5 Legality Opinion of Latham & Watkins LLP, dated as of August 3,
            2006.

Exhibit     8 Tax Opinion of Latham & Watkins LLP, dated as of August 3, 2006.

Exhibit     23 Consent of Latham & Watkins LLP (included as part of Exhibit 5).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 3, 2006                      MORGAN STANLEY CAPITAL I INC.

                                          By: /s/ Warren H. Friend
                                              -------------------------------

                                              Name:  Warren H. Friend
                                              Title: Vice President

                              INDEX TO EXHIBITS

Item 601(a) of
Regulation S-K                                                  Paper (P) or
Exhibit No.               Description                           Electronic(E)
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5                         Legality Opinion of                         (E)
                          Latham & Watkins LLP, dated
                          as of August 3, 2006.

8.1                       Tax Opinion of Latham                       (E)
                          & Watkins LLP, dated as of August 3, 2006.

23.1                      Consent of Latham                           (E)
                          & Watkins LLP(included as
                          part of Exhibit 5).